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EXHIBIT 10.96

FIRST AMENDMENT TO THE
CANO PETROLEUM, INC.
EMPLOYEE RESTRICTED STOCK AWARD AGREEMENT

        This FIRST AMENDMENT (the "Amendment") to the Employee Restricted Stock Award Agreement (the "Agreement") dated            , 2007, is hereby made and entered as of the 20th day of August, 2007 by and between Cano Petroleum, Inc., a Delaware corporation (the "Company") and                        (the "Participant"). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

        WHEREAS, Section 17 of the Agreement provides that the parties to the Agreement may change or modify the Agreement in a writing signed by the parties; and

        WHEREAS, the parties desire to amend the Agreement's vesting provisions to reflect changes made by the Compensation Committee of Cano Petroleum, Inc., on August 20, 2007.

        NOW THEREFORE, pursuant to Section 17 of the Agreement, in consideration of the mutual promises, conditions and covenants contained herein and in the Agreement, and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

  1.
  Section 3 of the Agreement shall be amended in its entirety to read as follows:

  3.
  Vesting. Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, the Awarded Shares shall be vested as follows:

      [Vesting information to be provided in each individual agreement].

      Notwithstanding the foregoing, in the event that a Change in Control occurs, then immediately prior to the effective date of such Change in Control, the total restricted stock not previously vested shall thereupon immediately become vested.

*************

IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

CANO PETROLEUM, INC.
By:
Name:
Title:
PARTICIPANT
By:
Name:

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FIRST AMENDMENT TO THE CANO PETROLEUM, INC. EMPLOYEE RESTRICTED STOCK AWARD AGREEMENT